Exhibit 10.1

AMENDMENT NO. 2 TO PROMISSORY NOTE

This Amendment No. 2 to Promissory Note (this “Amendment”) is made and entered into as of April 2, 2026, by and between Inflection Point Acquisition Corp. V (formerly known as Maywood Acquisition Corp., the “Maker”) and Inflection Point Fund I LP (the “Payee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Promissory Note (as defined below).

RECITALS

WHEREAS, Maker executed and delivered a Promissory Note (as amended, the “Promissory Note”) dated as of February 12, 2025 in the original principal amount of up to $500,000 for the benefit of Maywood Sponsor, LLC (“Prior Sponsor”);

WHEREAS, Prior Sponsor advanced to Maker an aggregate of $500,000 pursuant to the Promissory Note;

WHEREAS, on September 9, 2025, Prior Sponsor assigned, sold, transferred and set over to Payee the Prior Sponsor’s full right, title, benefit, privileges and interest in and to the Promissory Note and, following such assignment, the Payee was and is the “Payee” as such term is used in the Promissory Note;

WHEREAS, on January 7, 2026, Maker and Payee entered into an Amendment to the Promissory Note which increased the Principal Amount of the Promissory Note from up to Five Hundred Thousand Dollars ($500,000) to Seven Hundred Thousand Dollars ($700,000);

WHEREAS, Maker has requested that Payee further increase the Principal Amount of the Promissory Note from Seven Hundred Thousand Dollars ($700,000) to Eight Hundred Thousand Dollars ($800,000) (the “Principal Increase”), and Payee has agreed, subject to the terms, conditions, and understandings expressed in this Amendment, to grant the Principal Increase; and

WHEREAS, the terms of the Promissory Note may be amended with the written consent of Maker and Payee.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Maker and Payee agree as follows:

1. Amendments to Promissory Note.

a. Recitals. Each of Maker and Payee acknowledges and agrees that the recitals set forth above are true and correct and are hereby incorporated into and made a part of this Amendment.

b. Principal Increase. The Principal Amount of the Promissory Note is hereby increased to Eight Hundred Thousand Dollars ($800,000) to reflect the Principal Increase. All references to the Principal Amount, principal sum, principal balance, or similar words used in the Promissory Note shall be deemed to refer to refer to the Principal Amount as amended by this Amendment, as the same may be further amended, replaced, supplemented or otherwise modified from time to time.

2. No Further Amendment. Except as expressly amended and modified by this Amendment, the Promissory Note is and shall continue to be in full force and effect in accordance with the terms thereof.

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK, QITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

5. Further Assurances. Each party hereto shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

MAKER:

INFLECTION POINT ACQUISITION CORP. V

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chief Executive Officer

PAYEE:

Inflection Point Fund I LP

By: INFLECTION POINT GP I LLC, its General Partner

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Managing Member of General Partner